UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 24, 2012

State Investors Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-35221	27-5301129
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1041 Veterans Boulevard, Metairie, Louisiana	70005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(504) 832-9400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) – (d)  Not applicable.

(e)           On January 24, 2012, the shareholders of State Investors Bancorp, Inc. (“State Investors Bancorp”) approved the State Investors Bancorp, Inc. 2012 Stock Option Plan (the “Stock Option Plan”).  Pursuant to the terms of the Stock Option Plan, options to acquire up to 290,950 shares of State Investors Bancorp common stock may be granted to employees and non-employee directors of State Investors Bancorp and employees and non-employee directors of its wholly owned subsidiary, State-Investors Bank.

Also, on January 24, 2012, the shareholders of State Investors Bancorp approved the State Investors Bancorp, Inc. 2012 Recognition and Retention Plan and Trust Agreement (the “RRP”).  Pursuant to the terms of the RRP, awards of up to 116,380 shares of restricted common stock of State Investors Bancorp may be granted to employees and non-employee directors of State Investors Bancorp and employees and non-employee directors of State-Investors Bank.

For additional information, reference is made to the Stock Option Plan and the RRP, which are incorporated by reference herein as Exhibits 10.1 and 10.2, respectively, and the press release dated January 24, 2012, which is included herein as Exhibit 99.1, and incorporated herein by reference.

(f)           Not applicable.

Item    5.07        Submission of Matters to a Vote of Security Holders

(a)           A Special Meeting of Shareholders (the “Special Meeting”) of State Investors Bancorp was held on January 24, 2012.

(b)           There were 2,909,500 shares of common stock of State Investors Bancorp eligible to be voted at the Special Meeting and 2,069,851 shares represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Special Meeting and the vote for each proposal were as follows:

1.         To adopt the State Investors Bancorp, Inc. 2012 Stock Option Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,878,209	179,824	11,818	N/A

2.	To adopt the State Investors Bancorp, Inc. 2012 Recognition and Retention Plan and Trust Agreement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,831,426	226,607	11,818	N/A

The proposals to adopt the 2012 Stock Option Plan and 2012 Recognition and Retention Plan and Trust Agreement were adopted by the shareholders of State Investors Bancorp at the Special Meeting.

(c)           Not applicable

Item 7.01           Regulation FD Disclosure

On January 24, 2012, State Investors Bancorp issued a press release announcing the results of the Special Meeting held on January 24, 2012.

For additional information, reference is made to State Investors Bancorp's press release dated January 24, 2012, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for any purpose except as otherwise provided herein.

ITEM 9.01         Financial Statements and Exhibits

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           Exhibits

The following exhibits are filed herewith.

Number	Description
10.1	State Investors Bancorp, Inc. 2012 Stock Option Plan (1)
10.2	State Investors Bancorp, Inc. 2012 Recognition and Retention Plan and Trust Agreement (2)
99.1	Press Release dated January 24, 2012
___________________
(1)	Incorporated by reference to Appendix A to the definitive proxy statement, dated December 14, 2011, filed by State Investors Bancorp, Inc. with the SEC on December 14, 2011 (SEC File No. 001-35221).

(2)	Incorporated by reference to Appendix B to the definitive proxy statement, dated December 14, 2011, filed by State Investors Bancorp, Inc. with the SEC on December 14, 2011 (SEC File No. 001-35221).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STATE INVESTORS BANCORP, INC.

Date: January 24, 2012	By:	/s/Anthony S. Sciortino
Anthony S. Sciortino
President and Chief Executive Officer

EXHIBIT INDEX

Number Number	Description
10.1	State Investors Bancorp, Inc. 2012 Stock Option Plan (1)
10.2	State Investors Bancorp, Inc. 2012 Recognition and Retention Plan and Trust Agreement (2)
99.1	Press Release dated January 24, 2012
___________________
(1)	Incorporated by reference to Appendix A to the definitive proxy statement, dated December 14, 2011, filed by State Investors Bancorp, Inc. with the SEC on December 14, 2011 (SEC File No. 001-35221).

(2)	Incorporated by reference to Appendix B to the definitive proxy statement, dated December 14, 2011, filed by State Investors Bancorp, Inc. with the SEC on December 14, 2011 (SEC File No. 001-35221).